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                                                                   EXHIBIT 10.26

                               SECURITY AGREEMENT
                                  (GUARANTORS)

          This SECURITY AGREEMENT (this "Agreement"), is entered into as of October 7, 2003, is executed and delivered by and among each of the undersigned Affiliates of HUDSON RESPIRATORY CARE INC., a California corporation ("Borrower") (each such Affiliate individually a "Guarantor", and individually and collectively, jointly and severally, the "Guarantors") and MW POST ADVISORY GROUP, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, "Agent"), in light of the following:

          WHEREAS, Borrower, the Lenders (such Lenders, together with Agent, individually and collectively, jointly and severally, the "Lender Group"), and Agent are entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement");

          WHEREAS, each Guarantor has executed that certain General Continuing Guaranty, of even date herewith, in favor of Agent (the "Guaranty"), respecting the Obligations of Borrower owing to the Lender Group under the Loan Agreement;

          WHEREAS, each Guarantor desires to secure its obligations under the Loan Documents to which it is party (including the Guaranty) by granting to Agent, for the benefit of the Lender Group, security interests in the Collateral as set forth herein; and

          WHEREAS, each Guarantor is an Affiliate of Borrower, and will benefit by virtue of the financial accommodations from the Lender Group to Borrower.

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Agent and each Guarantor agree as follows:

          1.   DEFINITIONS AND CONSTRUCTION.

               1.1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "Account" means any "account" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "Additional Documents" has the meaning set forth in Section 2.4(c) of this Agreement.

          "Agent" has the meaning set forth in the preamble to this Agreement.

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          "Agent's Liens" means the Liens granted by a Guarantor to Agent under this Agreement or the other Loan Documents to which such Guarantor is a party.

          "Agreement" means this Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Security Agreement.

          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.
Section 101, et seq.), as amended, and any successor statute.

          "Borrower" has the meaning set forth in the preamble to this Agreement.

          "Code" means the California Uniform Commercial Code as in effect from time to time.

          "Collateral" means, with respect to each Guarantor, all of such Guarantor's now owned or hereafter acquired right, title, and interest in and to each of the following: all of its Accounts; all of its Commercial Tort Claims; all of its Books; all of its Deposit Accounts; Real Property; all of its Equipment; all of its General Intangibles; all of its Inventory; all of its Investment Property (including all securities and Securities Accounts); all of its Negotiable Collateral; any money or other assets of such Guarantor which now or hereafter come into the possession, custody, or control of Agent; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Commercial Tort Claims, Books, Deposit Accounts, Real Property, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof, but excluding the Excluded Collateral.

          "Commercial Tort Claim Assignment" has the meaning set forth in
Section 2.4(b) of this Agreement.

          "Commercial Tort Claims" means a commercial tort claim (as that term is defined in the Code).

          "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by Borrower or a Guarantor, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account) in form and substance satisfactory to Agent.

          "Equipment" means "equipment" (as that term is defined in the Code), and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

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          "Excluded Collateral" shall have the meaning ascribed to such term in the Loan Agreement.

          "Guarantor" and "Guarantors" have the meanings ascribed to such terms in the preamble to this Agreement.

          "Guarantor's Books" means the applicable Guarantor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

          "General Intangibles" means "general intangibles" (as that term is defined in the Code).

          "Guaranty" has the meaning set forth in the recitals to this Agreement.

          "Inventory" means "inventory" (as that term is defined in the Code).

          "Investment Property" means "investment property" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "Lender Group" has the meaning set forth in the recitals to this Agreement.

          "Lenders" means, individually and collectively, each of the lenders identified on the signature pages of the Loan Agreement, and any other person made a party thereto in accordance with the provisions of Section 14 thereof (together with their respective successors and assigns).

          "Loan Agreement" has the meaning set forth in the recitals to this Agreement.

          "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

          "Secured Obligations" means the Guarantied Obligations, as defined in the Guaranty.

          "Voidable Transfer" has the meaning set forth in Section 11.8 to this Agreement.

               1.2. Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

               1.3. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise

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indicated, the inclusive meaning represented by the phrase "and/or." The words
"hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of each Guarantor and supplemental rights and remedies in favor of Agent, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

               1.4. Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

          2.   CREATION OF SECURITY INTEREST.

               2.1. Grant of Security Interest. Each Guarantor hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents and to secure prompt performance by each Guarantor of each such Guarantor's covenants and duties under the Loan Documents. Agent's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Agent or any Guarantor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Guarantor has any authority, express or implied, to dispose of any item or portion of the Collateral.

               2.2. Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that Agent determines that perfection or priority of Agent's security interest is dependent on or enhanced by possession, the applicable Guarantor, promptly upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

               2.3. Collection of Accounts, General Intangibles, Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of any Guarantor that such Guarantor's Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect such Guarantor's Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Guarantor agrees that it will hold in trust for Agent, as Agent's trustee, any Collections that

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it receives and promptly will deliver such Collections to Agent in their original form as received by the applicable Guarantor.

               2.4. Filing of Financing Statements; Commercial Tort Claims; Delivery of Additional Documentation Required.

          (a) Each Guarantor authorizes Agent to file any financing statement necessary or desirable to effectuate the transactions contemplated herein and by the other Loan Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Guarantor where permitted by applicable law. Each Guarantor hereby ratifies the filing of any financing statement filed without the signature of such Guarantor prior to the date hereof.

          (b) If any Guarantor acquires any Commercial Tort Claim after the date hereof, such Guarantor shall promptly (but in any event within 10 days after a financial officer of Guarantor having knowledge thereof) deliver to Agent a written description of such Commercial Tort Claim and shall, upon request of Agent, promptly deliver a written agreement, in form and substance satisfactory to Agent, pursuant to which such Guarantor to the extent not prohibited by law, grants a security interest in such Commercial Tort Claim to Agent, as security for the Obligations (a "Commercial Tort Claim Assignment").

          (c) At any time upon the request of Agent each Guarantor shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to create, perfect, and continue perfected or to better perfect the Agent's Liens in the assets of such Guarantor (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any owned Real Property acquired by any Guarantor after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, if any Guarantor has not executed any Additional Document Agent is entitled to obtain hereunder after Agent has made an appropriate request therefor, each Guarantor authorizes Agent to execute any such Additional Documents in such Guarantor's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, each Guarantor shall (i) provide Agent with a report of all new patents, trademarks, or copyrights (or applications therefor) acquired or generated by such Guarantor during the prior period, (ii) cause all material patents, copyrights and trademarks acquired or generated by such Guarantor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Guarantor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Agent supplemental schedules to the

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applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

               2.5. Power of Attorney. Each Guarantor hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Guarantor's true and lawful attorney, with power to: (a) if such Guarantor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of such Guarantor on any of the documents described in Section 2.4; (b) at any time that an Event of Default has occurred and is continuing, sign such Guarantor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of such Guarantor's Accounts; (d) endorse such Guarantor's name on any of its payment items (including all of its Collections) that may come into Agent's possession; (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Guarantor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting such Guarantor's Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Guarantor's attorney, and each and every one of Agent's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and the Lender Group's obligation to extend credit under the Loan Agreement is terminated. The Agent acknowledges that the exercise of the powers granted in this Section 2.5 may at some times be subject to the provisions of the Intercreditor Agreement.

               2.6. Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and make copies or abstracts thereof and to check, test, and appraise the Collateral, or any portion thereof, in order to verify Guarantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral; provided that so long as no Event of Default has occurred, (a) Guarantor shall not be required to pay for more than 2 inspections/audits of the Collateral per year and (b) appraisals of the Collateral shall be conducted no more frequently than once per year.

               2.7. Control Agreements. Each Guarantor agrees that it will not, and will not permit its Subsidiaries, if any, to, transfer assets out of any of their Deposit Accounts or Securities Accounts; provided, however, that so long as no Event of Default has occurred that is continuing or would result therefrom, each Guarantor and its respective Subsidiaries, if any, may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or the other Loan Documents and, if the transfer is to another bank or securities intermediary, so long as such Guarantor (or its Subsidiary, as applicable), Agent, and the substitute bank or securities intermediary have entered into a Control Agreement if required by Section 7.12 of the Loan Agreement. Each Guarantor agrees that it will and will cause its Subsidiaries, if any, to take any

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or all reasonable steps that Agent requests to obtain control in accordance with
Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to any of its or their Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by any Guarantor without the prior written consent of Agent. Upon the occurrence and during the continuance of an Event of Default, Agent may notify any bank or securities intermediary to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent's Account.

          3.   REPRESENTATIONS AND WARRANTIES.

          Each Guarantor makes the representations and warranties which are set forth in Section 5 of the Loan Agreement as if such Guarantor were a party thereto and to the extent the same are applicable to such Guarantor.

          4.   AFFIRMATIVE COVENANTS.

          Each Guarantor shall comply with each of the affirmative covenants which are set forth in Section 6 of the Loan Agreement as if such Guarantor were a party thereto and to the extent the same are applicable to such Guarantor.

          5.   NEGATIVE COVENANTS.

          Each Guarantor shall comply with each of the negative covenants which are set forth in Section 7 of the Loan Agreement as if such Guarantor were a party thereto and to the extent the same are applicable to such Guarantor.

          6.   AGENT'S RIGHTS AND REMEDIES.

               6.1. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to Agent as provided hereafter, Agent may, without notice of its election and without demand, do any one or more of the following, subject to the terms of the Intercreditor Agreement, all of which are authorized by each Guarantor:

          (a) Proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against Borrower, or against any security or collateral for the Secured Obligations;

          (b) Without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from Agent to any Guarantor and

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(ii) any moneys, credits or other property belonging to a Guarantor at any time held by or coming into the possession of Agent;

          (c) Exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and in the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

          (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

          (e) Cause each Guarantor to hold all returned Inventory in trust for Agent, segregate all returned Inventory from all other property of such Guarantor or in such Guarantor's possession and conspicuously label said returned Inventory as the property of Agent for the benefit thereof;

          (f) Without notice or demand upon any Guarantor, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interest in the Collateral. Each Guarantor agrees to assemble the Collateral if Agent so requires, and to make the Collateral available to Agent as Agent may designate. Each Guarantor authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Agent's determination appears to conflict with the Agent's Liens in and to the Collateral and to pay all expenses incurred in connection therewith. With respect to any of the Guarantors' owned premises, each Guarantor hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty
(120) days to exercise any of Agent's rights or remedies provided herein, at law, in equity, or otherwise;

          (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Agent is hereby granted a license or other right to use, without charge, each Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and each Guarantor's rights under all licenses and all franchise agreements shall inure to Agent's benefit;

          (h) Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including a Guarantor's premises) as Agent determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

          (i) Agent shall give notice of the disposition of the Collateral as follows:

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                    (i)  Agent shall give the applicable Guarantor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                    (ii) The notice shall be personally delivered or mailed,
               postage prepaid, to the applicable Guarantor as provided in
               Section 9, at least ten (10) days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

          (j) Agent, on behalf of the Lender Group, may credit bid and purchase at any public sale;

          (k) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver or keeper without the requirement of prior notice or a hearing;

          (l) Agent, on behalf of the Lender Group, shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

          (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by the Guarantors. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to the applicable Guarantor.

               6.2. Remedies Cumulative. Agent's rights and remedies under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Agent shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Agent of one right or remedy shall be deemed an election, and no waiver by any member of the Lender Group of any Event of Default on a Guarantor's part shall be deemed a continuing waiver. No delay by any member of the Lender Group shall constitute a waiver, election, or acquiescence by it.

          7. TAXES AND EXPENSES REGARDING THE COLLATERAL. If any Guarantor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Guarantor, may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in the Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure; or (c) in the case of the failure to comply with Section 6.8 of the Loan Agreement, obtain and maintain

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insurance policies insuring each Guarantor's ownership and use of the
Collateral, and take any action with respect to such policies as Agent deems prudent. Any amounts paid or deposited by Agent shall constitute Lender Group Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Loan Agreement, and shall be secured by the Collateral. Any payments made by Agent shall not constitute an agreement by Agent, or any member of the Lender Group, to make similar payments in the future or a waiver by the Lender Group, or Agent on behalf thereof, of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing. Agent shall use its best efforts to provide notice to the applicable Guarantor of any action taken by it under this Section 7.

          8.   WAIVERS; INDEMNIFICATION.

               8.1. Demand; Protest; Etc. Except as otherwise specifically and explicitly set forth in this Agreement, the Loan Agreement, or the other Loan Documents, and to the extent permitted by law, each Guarantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by the Lender Group, or Agent on behalf thereof, on which such Guarantor may in any way be liable.

               8.2. Lender Group's Liability for Collateral. So long as the Lender Group complies with its obligations, if any, under the Code and no willful misconduct or gross negligence occurs, Agent shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by the Guarantors.

               8.3. Indemnification. Each Guarantor agrees to defend, indemnify, save, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, and each Participant (each an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them: (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of each Guarantor's compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any

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act, omission, event, or circumstance in any manner related thereto (all of the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, no Guarantor shall have any obligation to any Indemnified Person under this Section 8.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which any Guarantor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by such Guarantor with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON (OTHER THAN TO THE EXTENT IT IS FINALLY DETERMINED TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PERSON).

          9. NOTICES. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to a Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

          10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE CALIFORNIA STATE COURTS AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 10.

          EACH GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND AGENT REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          11.  GENERAL PROVISIONS.

               11.1. Effectiveness. This Agreement shall be binding and deemed effective when executed by each Guarantor and accepted and executed by Agent.

               11.2. Successors and Assigns. This Agreement shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of each member of the Lender Group; provided, however, no Guarantor shall assign this Agreement or delegate any of its duties hereunder without Agent's prior written consent and any assignment by a Guarantor without Agent's consent shall be absolutely void. In the event of any assignment or other transfer of rights by any member of the Lender Group, the rights and benefits herein conferred upon each member of the Lender Group shall automatically extend to and be vested in such assignee or other transferee. Subject to the provisions of the Loan Agreement, Agent may assign this Agreement and its rights and duties hereunder and no consent or approval by any Guarantor is required in connection with any such assignment

               11.3. Section Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

               11.4. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any member of the Lender Group or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

               11.5. Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

               11.6. Amendments in Writing. This Agreement can only be amended by a writing signed by Agent and each Guarantor.

               11.7. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

               11.8. Revival and Reinstatement of Obligations. If the incurrence or payment of the Secured Obligations by a Guarantor or the transfer by a Guarantor to Agent of any property of a Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Agent related thereto, the liability of each of the Guarantors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

               11.9. Termination. Upon the indefeasible final payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Agent shall execute and deliver such documents and instruments and take such further action reasonably requested by Guarantors, at Guarantors' expense, as shall be necessary to evidence termination of the security interests granted by Guarantors to Agent for the benefit of the Lender Group.

                            [Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first above written.

                                        RIVER HOLDING CORP.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        IH HOLDINGS LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        MW POST ADVISORY GROUP, LLC,
                                        a Delaware limited liability company,
                                        as Agent


                                        By:
                                           -------------------------------------
                                        Name: Lawrence Post
                                        Title: Chief Executive Officer


                                                                  Signature Page
                                                 Security Agreement (Guarantors)